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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 12, 2003

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                                HOLLY CORPORATION
             (Exact name of Registrant as specified in its charter)

           DELAWARE                     001-03876               75-1056913
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

     100 CRESCENT COURT,                                      75201-6927
          SUITE 1600                                          (Zip code)
        DALLAS, TEXAS
    (Address of principal
      executive offices)

       Registrant's telephone number, including area code: (214) 871-3555

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

      On May 12, 2003, Holly Corporation ("Holly") entered into an Amendment to the Merger Agreement (the "Amendment"), amending the Agreement and Plan of Merger (the "Merger Agreement") dated March 30, 2003, among Holly, Frontier Oil Corporation, a Wyoming corporation ("Frontier"), Front Range Himalaya Corporation, a Wyoming corporation ("Parent"), Front Range Merger Corporation, a Delaware corporation ("Front Range"), and Himalaya Merger Corporation, a Delaware corporation ("Himalaya"). The Merger Agreement was previously filed as
Exhibit 99.1 to Holly's current report on Form 8-K filed on April 2, 2003. The Amendment makes changes to the form of bylaws attached as Exhibit B to the Merger Agreement required to be adopted by Parent prior to consummation of the merger transaction. The Amendment is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety.

      Also on May 12, 2003, as contemplated by the Merger Agreement, Holly entered into a Contingent Value Rights Agreement, among Holly, Frontier, Parent, Front Range, Himalaya and Jack P. Reid, as representative of the contingent value rights holders, which will govern the contingent value rights to be received by Holly's stockholders in the merger transaction. The Contingent Value Rights Agreement is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C)   EXHIBITS.

      99.1 -- Amendment to the Merger Agreement, dated May 12, 2003, among Holly, Frontier, Parent, Front Range and Himalaya.*

      99.2 -- Contingent Value Rights Agreement, dated May 12, 2003, among Holly, Frontier, Parent, Front Range, Himalaya and Jack P. Reid.*

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      * Filed herewith.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                HOLLY CORPORATION


                                By: /s/ Stephen J. McDonnell
                                    ------------------------------
                                    Stephen J. McDonnell
                                    Vice President and Chief Financial Officer

Date: May 13, 2003


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             EXHIBIT TITLE
------                             -------------
99.1     -- Amendment to the Merger Agreement, dated May 12, 2003, among
            Holly, Frontier, Parent, Front Range and Himalaya.

99.2     -- Contingent Value Rights Agreement, dated May 12, 2003, among
            Holly, Frontier, Parent, Front Range, Himalaya and Jack P.
            Reid.


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